                                                                    Exhibit 24.1



     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement (File No. 333-57418) has been signed below by the following persons in the capacities and on the dates indicated.

         Signature                              Title                                         Date
         ---------                              -----                                         ----

 *  Samuel K. Ackerman, M.D.          Chairman and Director                               June 4, 2001
-------------------------------
Samuel K. Ackerman, M.D.


/s/ John R. Barr                      President, Chief Executive Officer and              June 4, 2001
-------------------------------       Director (PrincipaL Executive Officer)
John R. Barr


/s/ Thomas T. Higgins                 Chief Financial Officer and Executive Vice          June 4, 2001
-------------------------------       President, Operations (Principal Financial
Thomas T. Higgins                     and Accounting Officer)


 *  David Tendler                     Director                                            June 4, 2001
-------------------------------
David Tendler


 *  Jeremy Hayward-Surry              Director                                            June 4, 2001
-------------------------------
Jeremy Hayward-Surry


 *  Peter D. Parker                   Director                                            June 4, 2001
-------------------------------
Peter D. Parker


 *  Damion E. Wicker, M.D.            Director                                            June 4, 2001
-------------------------------
Damion E. Wicker, M.D.


 *  Richard A. Charpie, Ph.D.         Director                                            June 4, 2001
-------------------------------
Richard A. Charpie, Ph.D.


 *  Irwin Lerner                      Director                                            June 4, 2001
-------------------------------
Irwin Lerner


 * Doros Platika, M.D.               Director                                             June 4, 2001
-------------------------------
Doros Platika, M.D.


 *  Joseph  M. Limber                 Director                                            June 4, 2001
-------------------------------
Joseph M. Limber


* By: /s/ John R. Barr
      ---------------------
      John R. Barr
      Attorney-in-Fact
